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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  July 1, 1999
                Date of report (Date of earliest event reported)


                            PATTERSON DENTAL COMPANY
               (Exact Name of Registrant as Specified in Charter)




         Minnesota                   0-20572                  41-0886515
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)         Identification Number)




                            1031 Mendota Heights Road
                            St. Paul, Minnesota 55120
          (Address of Principal Executive Offices, including Zip Code)




                                 (651) 686-1600
              (Registrant's Telephone Number, including Area Code)

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ITEM 5        OTHER EVENTS

         Reference is made to the press release issued to the public by Patterson Dental Company on July 1, 1999, and attached hereto as an exhibit, relating to the resignation, effective July 31, 1999, of Ronald E. Ezerski as Executive Vice President, Treasurer and Chief Financial Officer of Patterson Dental Company.

ITEM 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1  Press release dated July 1, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 2, 1999.


                                     PATTERSON DENTAL COMPANY

                                     By: /s/ Matthew L. Levitt
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                                             Matthew L. Levitt
                                             Secretary and General Counsel




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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press release dated July 1, 1999.